UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 6, 2014

ATLANTIC POWER CORPORATION

(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation or organization)	001-34691 (Commission File Number)	55-0886410 (I.R.S. Employer Identification No.)

One Federal Street, Floor 30 Boston, MA (Address of principal executive offices)		02110 (Zip code)

(617) 977-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On November 6, 2014, Atlantic Power Corporation (the “Company”) issued a press release announcing its intention to make a normal course issuer bid for the following series of its convertible unsecured subordinated debentures:

a)             the 6.25% convertible unsecured subordinated debentures due March 15, 2017 (TSX: ATP.DB.A);

b)             the 5.6% convertible unsecured subordinated debentures due June 30, 2017 (TSX: ATP.DB.B);

c)              the 5.75% convertible unsecured subordinated debentures due June 30, 2019 (TSX: ATP.DB.U); and

d)             the 6.0% convertible unsecured subordinated debentures due December 31, 2019 (TSX: ATP.DB.D).

A copy of the Company’s press release is attached as Exhibit 99.1 hereto and is incorporated by reference.

The information in this Item 8.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in that filing.

Item 9.01              Financial Statements and Exhibits

(b)                                 Exhibits

Exhibit
Number	Description
99.1	Press Release of the Company, dated November 6, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Power Corporation

Dated: November 6, 2014	By:	/s/ Terrence Ronan
Name: Terrence Ronan
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release of the Company, dated November 6, 2014.